                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      -----------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               February 19, 2001
                       ---------------------------------
                                 Date of Report
                       (Date of earliest event reported)


                                UTEK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



      333-93913                                           59-3603677
---------------------                       ------------------------------------
(Commission File No.)                       (IRS Employer Identification Number)

                            202 South Wheeler Street
                              Plant City, FL 33566
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (813) 754-4330
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Technology Development, Inc., a Florida corporation and wholly-owned subsidiary of UTEK Corporation (NASDAQ: UTOB) was acquired by The Quantum Group, Inc., a Nevada corporation (OTC BB: QTMG) in a tax-free stock for stock exchange. The Quantum Group, Inc. issued 1,446,153 unregistered shares of common stock in exchange for all of the issued and outstanding shares of Technology Development, Inc. The shares acquired in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933. The value of the consideration was estimated at $1.45 million based on the board of directors valuation as of the closing date of the transaction. As a result of the exchange, UTEK owns 18.5% of the issued and outstanding stock of The Quantum Group, Inc.

         The merger was initially reported on a Current Report on Form 8-K dated February 19, 2001, and is being amended to include the financial statements required by Item 7.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of business acquired.

                  None Required.

         (b)      Pro forma financial information.

         The unaudited pro forma consolidated financial information attached hereto illustrates the effect of the Registrant's disposition of Technology Development, Inc., a wholly owned subisidiary. The Unaudited Pro Forma Consolidated Balance Sheet of the Registrant at December 31, 2000 shows the financial position of the Company after giving effect to the disposition of Technology Development, Inc. as if it had occurred on December 31, 2000. The Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2000, gives retrospective effect to the disposition as if it had occurred at the beginning of the earliest period presented.

         The pro forma unaudited consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000. The pro forma information may not necessarily be indicative of what the Registrant's results of operations or financial position would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of the Registrant's results of operations or financial position for any future period or date.

UTEK CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED
BALANCE SHEET AT DECEMBER 31, 2000


                                                                                  PRO FORMA ADJUSTMENTS
                                                                             --------------------------------
                                                           HISTORICAL          PRO FORMA              PRO
                                                            RESULTS             ENTRIES              FORMA
                                                          -----------        ------------         -----------

                     ASSETS
    Investments in non-controlled affiliates (cost
           $5,695,788 at December 31, 2000)               $ 5,949,582        $  1,450,000         $ 7,399,582
    Cash and cash equivalents                               3,952,280            (195,000)          3,757,280
    Deferred offering costs                                        --                                      --
    Prepaid expenses and other assets                         110,331                                 110,331
    Fixed assets, net                                          76,473                                  76,473
                                                          -----------        ------------         -----------

                  TOTAL ASSETS                             10,088,666           1,255,000          11,343,666
                                                          -----------        ------------         -----------



                  LIABILITIES

    Notes payable to bank                                      39,975                                  39,975
    Accrued expenses                                          101,901                                 101,901
    Deferred income taxes                                   1,491,788             475,000           1,966,788
                                                          -----------        ------------         -----------

                  TOTAL LIABILITIES                         1,633,664             475,000           2,108,664
                                                          -----------        ------------         -----------

                  TOTAL ASSETS                            $ 8,455,002        $    780,000         $ 9,235,002
                                                          ===========        ============         ===========



Commitments and Contingencies
Composition of net assets
    Common stock, $.01 par value, 19,000,000 shares
        authorized; 3,782,226 shares issued and
        outstanding at December 31, 2000                  $    37,822                                  37,822
    Preferred stock, $.01 par value, 1,000,000 shares
        authorized and none issued and outstanding                 --                                      --
    Additional paid-in capital                              6,173,859                               6,173,859
    Accumulated income:
        Accumulated net operating income                    2,061,314             780,000           2,841,314
        Net realized gain on investments, net of
            income taxes                                       23,715                                  23,715
        Net unrealized appreciation of investments,
            net of deferred income taxes                      158,292                                 158,292
                                                          -----------        ------------         -----------

Net assets                                                $ 8,455,002        $    780,000         $ 9,235,002
                                                          ===========        ============         ===========

Net asset value per share                                 $      2.24                             $     2.44
                                                          ===========                             ===========

UTEK CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED
STATEMENT OF INCOME
FOR THE YEAR ENDED
DECEMBER 31, 2000



                                                                                  PRO FORMA ADJUSTMENTS
                                                                             --------------------------------
                                                           HISTORICAL          PRO FORMA              PRO
                                                            RESULTS             ENTRIES              FORMA
                                                          -----------        ------------         -----------

INCOME FROM OPERATIONS:
    Sale of technology rights                             $ 4,501,584        $  1,450,000         $ 5,951,584
    Consulting fees                                                --                                      --
    Investment income, net                                     75,230                                  75,230
                                                          -----------        ------------         -----------
                                                            4,576,814           1,450,000              75,230
                                                          -----------        ------------         -----------

EXPENSES:

    Salaries and wages                                        376,053                                 376,053
    Professional fees                                         309,619                                 309,619
    Sales and marketing                                       780,670             195,000             975,670
    General and administrative                                417,526                                 417,526
                                                          -----------        ------------         -----------
                                                            1,883,868             195,000           2,078,868
                                                          -----------        ------------         -----------
Income before income taxes                                  2,692,946           1,255,000           1,493,334
Provision for income taxes                                  1,018,334             475,000           1,493,334
                                                          -----------        ------------         -----------
            NET INCOME FROM OPERATIONS                      1,674,612             780,000           2,454,612



NET REALIZED AND UNREALIZED GAINS (LOSSES):
    Net realized gain on investment, net of
        income tax expense of $14,312                          23,715                                  23,715
    Increase (decrease) in unrealized appreciation
        of non-controlled affiliate investments, net of
        deferred tax benefit of $347,297                     (575,627)                               (575,627)
                                                          -----------        ------------         -----------
Net increase in net assets from operations                $ 1,122,700        $    780,000         $ 1,902,700
                                                          ===========        ============         ===========

Net Increase in Net Assets from Operations Per Share:
    Basic                                                 $       .38                             $       .64
    Diluted                                               $       .38                             $       .64

Weighted Average Shares:
    Basic                                                   2,968,018                               2,968,018
    Diluted                                                 2,968,720                               2,968,720

                                UTEK CORPORATION

         Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 1   Pro Forma Balance Sheet Adjustments

         (a) The recognition of expenses and related tax liability (benefit) of Technology Development, Inc. and included in pro forma retained earnings as of December 31, 2000.

         (b) The recognition of the estimated value of the unregistered shares of The Quantum Group, Inc. common stock received in the stock for stock exchange and the related deferred tax liability.

Note 2   Pro Forma Statement of Income Adjustments

         (a) The recognition of the estimated revenue from the stock for stock exchange and the related income tax expense.

         (b) The recognition of expenses of Technology Development, Inc. and related tax liability (benefit).


(c)      Exhibits.

*2 Merger Agreement dated February 19, 2001 between UTEK Corporation, Technology Development, Inc. and The Quantum Group, Inc.

*99.1 Press Release of UTEK Corporation dated February 22, 2001 announcing the closing of the transaction.

*        Previously Filed.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2001                       UTEK CORPORATION

                                          By:  /s/  Clifford M. Gross
                                             ----------------------------------
                                                  Clifford M. Gross
                                                  Chief Executive Officer